Exhibit 10.33.2
AMENDMENT TWO TO EMPLOYMENT LETTER
THIS AMENDMENT TWO TO EMPLOYMENT LETTER (“Amendment Two”) is made as of the 28th day of March, 2011, by and between A.C. Moore Arts & Crafts, Inc., a Pennsylvania corporation (the “Company”), and David Abelman (“Executive”).
WHEREAS, the Company and Executive have entered into an Employment Letter dated as of May 7, 2009 (the “Original Employment Letter”) as amended by Amendment One To Employment Letter dated as of March 16, 2010 (“Amendment One”; and collectively with Original Employment Letter, the “Employment Letter”); and
WHEREAS, the Company and Executive desire to amend the Employment Letter on the terms and conditions hereinafter set forth.
NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:
1. All defined terms used herein and not separately defined shall have the meanings ascribed to them in the Employment Letter.
2. Under paragraphs 9(d), (e) and (f) of the Original Employment Letter and paragraphs 2 and 3 of Amendment One, Executive is entitled to receive from the Company Relocation Benefits and temporary living and travel assistance.
3. Executive acknowledges receipt of Relocation Benefits and temporary living and travel assistance and Executive’s right to receive and Company’s obligation to pay any further Relocation Benefits and temporary living and travel assistance are terminated.
4. This Amendment Two is the complete agreement and understanding between the Company and the Executive with respect to the subject matter hereof and supersedes all prior agreements and understandings between them, whether written or oral, with respect to said subject matter.
5. Except as modified hereby, the terms, conditions and provisions of the Employment Letter are hereby confirmed and ratified and control.
[Signature page follows on next page.]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment on the day and year first above written.

/s/ David Abelman
EXECUTIVE

A.C. MOORE ARTS & CRAFTS, INC.
By:	/s/ Joseph A. Jeffries
Chief Executive Officer